UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): September 23, 2003

                            WATERFORD GAMING, L.L.C.
                          -----------------------------
             (Exact name of registrant as specified in its charter)

      Delaware                     333-17795                  06-1465402
 ------------------             ---------------           ----------------
 (State or other                (Commission File          (I.R.S. Employer
  jurisdiction of                Number)                   Identification
  incorporation or                                         Number)
  organization)


             914 Hartford Turnpike
                 P.O. Box 715
                 Waterford, CT                      06385
    ---------------------------------------       -----------
    (Address of principal executive offices)      (Zip Code)

Registrant's telephone number, including area code: (860)442-4559

Item 5.

     On September 23, 2003, the Mohegan Tribal Gaming Authority (the "Authority") filed Form S-4, Registration Statement relating to an offer to exchange $330,000,000 6 3/8% Senior Subordinated Notes due 2009 (which have been registered under the Securities Act), for any and all outstanding 6 3/8% Senior Subordinated Notes due 2009, a copy of which has been filed as an exhibit to this report and is incorporated by reference to the Authority's electronic filing of such report on Form S-4, Securities and Exchange Commission file reference no. 033-80655.


     On September 24, 2003, the Authority filed Form 8-K announcing that it has extended and amended its pending solicitation of consents (the "Consent Solicitation") from holders of its outstanding $200,000,000 principal amount of 8 1/8% Senior Notes due 2006, $150,000,000 principal amount of 8 3/8% Senior Subordinated Notes due 2011 and $250,000,000 principal amount of 8% Senior Subordinated Notes due 2012 (collectively, the "Notes") to amend the indentures for the Notes. The expiration date for the Consent Solicitation has been extended from 5:00 p.m., New York City time, on Tuesday, September 23, 2003, to 5:00 p.m., New York City time, on Thursday, September 25, 2003, a copy of which has been filed as an exhibit to this report and is incorporated by reference to the Authority's electronic filing of such report on Form 8-K, Securities and Exchange Commission file reference no. 033-80655.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                            WATERFORD GAMING, L.L.C.





Date: September 25, 2003                 By:/s/Len Wolman
                                         Len Wolman, Chief Executive Officer